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                                                               EXHIBIT 23.6

MORGAN STANLEY

                                                       MORGAN STANLEY & CO.

                                                       INCORPORATED

                                                       555 CALIFORNIA STREET

                                                       SAN FRANCISCO,
                                                       CALIFORNIA 94104

                                                       (415) 576-2000

                                                       September 23, 1997

Santa Anita Realty Enterprises, Inc.

Santa Anita Operating Company

301 West Huntington Drive

Suite 405

Arcadia, California 91007-3471

Dear Sirs:

  We hereby consent to the inclusion in the Joint Registration Statement of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company (together the "Santa Anita Companies") on Form S-4, of our opinion letter appearing as Annex B to the Joint Proxy Statement/Prospectus which is part of the Joint Registration Statement, and to the references of our firm name therein. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations adopted by the Securities and Exchange Commission thereunder, nor do we admit that we are experts with respect to any part of the Registration Statement within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                          Very truly yours,

                                          MORGAN STANLEY & CO. INCORPORATED

                                              /s/ Ron D. Sturzenegger

                                          By: ____________________________

                                             Ron D. Sturzenegger

                                             Principal